UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2006

ImmunoGen, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 Sidney Street, Cambridge, MA 02139
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 995-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

On December 15, 2006, ImmunoGen, Inc. (Nasdaq: IMGN) issued a press release to announce the presentation of the initial findings from a Phase I clinical study that evaluates Genentech’s trastuzumab-MCC-DM1 for the treatment of HER2-positive metastatic breast cancer. Trastuzumab-MCC-DM1 is being developed by Genentech and uses ImmunoGen’s TAP technology. The compound comprises Genentech’s trastuzumab anti-HER2 antibody and ImmunoGen’s DM1 cell-killing agent. The findings presented are from the first seven patients in an ongoing Phase I trial designed to assess the safety, tolerability and pharmacokinetics of trastuzumab-MCC-DM1 given every three weeks to patients with HER2-positive metastatic breast cancer.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release of ImmunoGen, Inc. dated December 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: December 15, 2006	/s/ Daniel M. Junius

Daniel M. Junius
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of ImmunoGen, Inc. dated December 15, 2006